CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed registration statements on Form S-8, file numbers 2-95937 and 33-24415.



                                                     /s/ ARTHUR ANDERSEN LLP


                                                      ARTHUR ANDERSEN LLP

St. Louis, Missouri
March 30, 1995